UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2006

Service Air Group Inc.

(Exact name of registrant as specified in its charter)

New Jersey

(State or other jurisdiction of incorporation)

000-30329

(Commission File Number)

22-3719171

(IRS Employer Identification No.)

5455 Airport Road South, Richmond, B.C. Canada V7B 1B5

(Address of principal executive offices and Zip Code)

(604) 722-2147

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

On November 29, 2006 we entered into a Consulting Agreement with Mahmood Mawji. Payment for the services to be rendered by Mr. Mawji shall be in the form of 8,000 restricted shares of our common stock per month. The agreement commenced and has an effective date of December 1, 2006 and terminates December 1, 2016. The consulting agreement with Mr. Mawji is attached as Exhibit 10.1 to this Form 8-K.

On November 29, 2006 we entered into a Consulting Agreement with Kanwarjit (Karl) Dhillon. Payment for the services to be rendered by Mr. Dhillon shall be in the form of 8,000 restricted shares of our common stock per month. The agreement commenced and has an effective date of December 1, 2006 and terminates December 1, 2016. The consulting agreement with Mr. Dhillon is attached as Exhibit 10.2 to this Form 8-K.

On November 29, 2006 we entered into a Memorandum of Terms whereby we have agreed to offer up to an aggregate of 1,920,000 restricted shares to Mr. Mawji and Mr. Dhillon, pursuant to their respective Consulting Agreements and 4,125,000 restricted shares by way of a private placement to one non-U.S. Investor.

All of the securities are being issued to non U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 29, 2006, Mahmood Mawji was appointed Vice President and Kanwarjit (Karl) Dhillon was appointed Chief Financial Officer of our company.

Mr. Mawji has served GMC automobile dealership, as Manager of Banking for over 21 years and holds Bachelor of Commerce from UBC. He provides financial expertise as an advisor with experience in banking, finance and insurance.

Mr. Dhillon has served David Oppenheimer Group since 1998 as Corporate Financial Accountant and holds over 15 years of accounting and finance experience working in service, manufacturing, and financial industries. This includes working at both the field and head office level. Karl has held previous positions as Corporate Controller, Financial Analyst and Treasury Analyst.

There are no family relationships between any of our directors or executive officers.

Item 9.01	Financial Statements and Exhibits
10.1	Consulting Agreement dated November 29, 2006 with Mahmood Mawji
10.2	Consulting Agreement dated November 29, 2006 with Kanwarjit (Karl) Dhillon
10.3	Memorandum of Terms dated November 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE AIR GROUP INC.

/s/ Mohammad Sultan

Mohammad Sultan

President and Director

Date:	December 1, 2006